UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2009
Sykes Enterprises, Incorporated
(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation		No.

400 N. Ashley Drive, Tampa, Florida	33602

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 274-1000
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 6, 2009, Sykes Enterprises, Incorporated and ICT Group, Inc. issued a joint press release attached hereto as Exhibit 99.1, in which Sykes and ICT announced that they had entered into an Agreement and Plan of Merger, providing for the acquisition of ICT by Sykes, and in which Sykes updated its outlook for its earnings per share for the quarter ended September 30, 2009, as follows:
Excluding costs associated with the ICT acquisition and on a stand-alone basis, Sykes expects to exceed the top-end of its previously discussed third-quarter 2009 earnings per diluted share outlook range of $0.31 to $0.34.
Item 8.01. Other Events.
On October 6, 2009, Sykes Enterprises, Incorporated and ICT Group, Inc. issued a joint press release, attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference, in which Sykes and ICT announced that they had entered into an Agreement and Plan of Merger, providing for the acquisition of ICT by Sykes.
On October 6, 2009, Sykes and ICT held a conference call which was open to the public in which they announced that they had entered into an Agreement and Plan of Merger, providing for the acquisition of ICT by Sykes. A transcript of the call is attached hereto as Exhibit 99.2 and incorporated into this Item 8.01 by reference.
In addition, on October 6, 2009, and following the issuance of the press release identified above, Sykes first made available to its employees the following items regarding the proposed merger:
•	A communication to Sykes employees, a copy of which is attached as hereto as Exhibit 99.3 and incorporated into this Item 8.01 by reference;

•	Frequently Asked Questions for Sykes employees, a copy of which is attached hereto as Exhibit 99.4 and incorporated into this Item 8.01 by reference; and

•	Frequently Asked Questions for Sykes sales employees, a copy of which is attached hereto as Exhibit 99.5 and incorporated into this Item 8.01 by reference.
In addition, on October 6, 2009, and following the issuance of the press release identified above, Sykes first made available to its clients the correspondence regarding the proposed merger attached hereto as Exhibit 99.6 and incorporated into this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are included with this Report:

Exhibit 99.1	Press release dated October 6, 2009.

Exhibit 99.2	Transcript of Conference Call at 10:00 a.m., EST, October 6, 2009

Exhibit 99.3	Communication to Sykes Employees

Exhibit 99.4	Frequently Asked Questions for Sykes Employees

Exhibit 99.5	Frequently Asked Questions for Sykes Sales Employees

Exhibit 99.6	Communication to Sykes Clients

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
Date: October 6, 2009	By:	/s/ W. Michael Kipphut
Senior Vice President and
Chief Financial Officer

4